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                                                                    EXHIBIT 99.2

                   CERTIFICATION ACCOMPANYING PERIODIC REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. ss. 1350)

I, Darrin J. Campbell, Executive Vice President and Chief Financial Officer of Anchor Glass Container Corporation (the "Company"), hereby certify that:

         (1) The Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


Date:  May 15, 2003

                                       /s/ Darrin J. Campbell
                                       -----------------------------------------
                                       Name: Darrin J. Campbell
                                       Title: Executive Vice President and Chief
                                              Financial Officer